                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event reported):
                           February 17, 2006 (February 15, 2006)

                                  Revlon, Inc.
                                  ------------

             (Exact Name of Registrant as Specified in its Charter)

              Delaware                             1-11178                            13-3662955
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  (State or Other Jurisdiction of                (Commission                       (I.R.S. Employer
           Incorporation)                        File Number)                   Identification  No.)

                   237 Park Avenue
                  New York, New York                                           10017
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       (Address of Principal Executive Offices)                              (Zip Code)

                                                 (212) 527-4000
                                                 --------------
                               (Registrant's telephone number, including area code)

                                                       None
                                                       ----
                            (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 17, 2006, Revlon, Inc. ("Revlon") entered into a stock purchase agreement ("Stock Purchase Agreement") with MacAndrews & Forbes
Holdings Inc. (together with its affiliates, "M&F") under which M&F agreed to purchase, in a private placement directly from Revlon, the shares of the Class A common stock that it would otherwise have been entitled to subscribe for pursuant to its basic subscription privilege (approximately 60% of the shares offered or approximately $66 million) in the $110 million rights offering previously announced by Revlon on February 1, 2006 and as filed on its Current
Report on Form 8-K filed with the U.S. Securities and Exchange Commission on
February 1, 2006. For information regarding the rights offering, see Item 8.01 below.

         Under the Stock Purchase Agreement, M&F has also agreed not to exercise its over-subscription privilege in the rights offering, which will maximize the shares available for purchase by other stockholders. However, if any shares remain following the exercise of the basic subscription privilege and the over-subscription privilege by other rights holders, M&F has agreed to back-stop the rights offering by purchasing, also in a private placement directly from
Revlon, the remaining shares of Class A common stock offered but not purchased by other rights holders to ensure that Revlon raises $110 million of gross proceeds in the rights offering.

         A copy of the Stock Purchase Agreement is attached hereto as Exhibit
10.1 and its terms are incorporated by reference herein.

         On February 15, 2006, Revlon Consumer Products Corporation ("RCPC"),
Revlon's wholly-owned operating subsidiary, entered into an amendment to its
Credit Agreement, dated as of July 9, 2004 (the "Credit Agreement Amendment"), among RCPC, certain of its subsidiaries as local borrowing subsidiaries, a syndicate of lenders, and Citicorp USA, Inc., as multi-currency administrative agent, term loan administrative agent and collateral agent.

         The Credit Agreement Amendment enables RCPC to exclude, from various financial covenants, certain charges in connection with its previously-announced organizational realignment, as well as some start-up investment charges incurred by Revlon in 2005 related to the launch of its new Vital Radiance brand and the re-launch of Almay.

         A copy of the Credit Agreement Amendment is attached hereto as Exhibit
10.2 and its terms are incorporated by reference herein.

         On February 17, 2006, Revlon entered into a fourth amendment to its
Investment Agreement, dated as of February 20, 2004 (the "Fourth Amendment to
Investment Agreement"), with M&F to facilitate Revlon's plans to issue an additional $75 million of equity by June 30, 2006.

         Pursuant to Revlon's intention to conduct a further $75 million equity issuance by June 30, 2006, the Fourth Amendment to Investment Agreement extends
M&F's back-stop of a further $75 million equity issuance from March 31, 2006 until June 30, 2006 to, among other things, provide Revlon with sufficient time to complete, following the rights

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offering, an underwritten public offering, the proceeds of which would be transferred by Revlon to RCPC to be available for general corporate purposes.

         A copy of the Fourth Amendment to Investment Agreement is attached hereto as Exhibit 10.3 and its terms are incorporated by reference herein.

         On February 17, 2006, RCPC entered into a second amendment to its 2004
Senior Unsecured Line of Credit, dated as of July 9, 2004 ("Amendment No. 2 to
2004 Senior Unsecured Line of Credit"), from MacAndrews & Forbes Inc. The amendment extends the term of the 2004 Senior Unsecured Line of Credit until the consummation of Revlon's $75 million equity issuance.

        A copy of Amendment No. 2 to 2004 Senior Unsecured Line of Credit is
attached hereto as Exhibit 10.4 and its terms are incorporated by reference herein.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

         The information set forth in Item 1.01 above that refers to the Stock
Purchase Agreement is incorporated by reference into this Item 3.02.

      The shares of the Class A common stock to be issued and sold to M&F pursuant to the Stock Purchase Agreement referred to in Item 1.01 above will not be registered under the Securities Act of 1933, as amended (the "Securities
Act"). The shares will be issued to an accredited investor in reliance on exemptions from registration under Section 4(2) of the Securities Act and Rule
506 of Regulation D promulgated thereunder, and in reliance on the Company's representations in the Stock Purchase Agreement that, among other things, M&F is an "accredited investor" within the meaning of Rule 501 of Regulation D.
Appropriate restrictive legends will be affixed to the certificates representing the shares of the Class A common stock sold pursuant to the Stock Purchase
Agreement.

ITEM 7.01.  REGULATION FD DISCLOSURE.

         On February 17, 2006, Revlon issued a press release ("Press Release")
announcing, in addition to the entry into the material agreements stated above, the subscription price and offering terms for its previously-announced $110 million rights offering and the commencement of the rights offering. Revlon expects that the proceeds from the rights offering, together with available cash, will be transferred to RCPC and used to redeem approximately $110 million aggregate principal amount of RCPC's 8 5/8% Senior Subordinated Notes due 2008.

         A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 8.01.  OTHER EVENTS.

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         In connection with the commencement of Revlon's previously-announced
$110 million rights offering, Revlon announced that it is mailing rights offering materials on or about February 17, 2006, including a prospectus supplement and a subscription rights certificate, setting forth the terms of the rights, to each holder of record of Revlon's Class A and Class B common stock as of 5:00 p.m. New York City time on February 13, 2006, the record date for the rights offering.

         A copy of the Form of Subscription Rights Certificate is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         4.1                        Form of Subscription Rights Certificate.

         10.1                       Stock Purchase Agreement, dated February 17, 2006.

         10.2                       Amendment to Credit Agreement, dated February 15, 2006
                                    (incorporated by reference to Exhibit 10.2 to the
                                    Current Report on Form 8-K of Revlon Consumer Products
                                    Corporation, filed with the Securities and Exchange
                                    Commission on February 17, 2006).

         10.3                       Fourth Amendment to Investment Agreement, dated
                                    February 17, 2006.

         10.4                       Amendment No. 2 to 2004 Senior Unsecured Line of
                                    Credit, dated February 17, 2006 (incorporated by
                                    reference to Exhibit 10.4 to the Current Report on
                                    Form 8-K of Revlon Consumer Products Corporation,
                                    filed with the Securities and Exchange Commission on
                                    February 17, 2006).

         99.1                       Press Release, dated February 17, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             REVLON, INC.

                             By: /s/ Michael T. Sheehan
                                 -----------------------

                             Michael T. Sheehan

                             Vice President and Deputy General Counsel

Date: February 17, 2006

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                                  EXHIBIT INDEX

        Exhibit No.                 Description
        ----------                  -----------

         4.1                        Form of Subscription Rights Certificate.

         10.1                       Stock Purchase Agreement, dated February 17, 2006.

         10.2                       Amendment to Credit Agreement, dated February 15, 2006
                                    (incorporated by reference to Exhibit 10.2 to the
                                    Current Report on Form 8-K of Revlon Consumer Products
                                    Corporation, filed with the Securities and Exchange
                                    Commission on February 17, 2006).

         10.3                       Fourth Amendment to Investment Agreement, dated
                                    February 17, 2006.

         10.4                       Amendment No. 2 to 2004 Senior Unsecured Line of
                                    Credit, dated February 17, 2006 (incorporated by
                                    reference to Exhibit 10.4 to the Current Report on
                                    Form 8-K of Revlon Consumer Products Corporation,
                                    filed with the Securities and Exchange Commission on
                                    February 17, 2006).

         99.1                       Press Release, dated February 17, 2006.

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